1 Q3 2024 EARNINGS RELEASE OCTOBER 29, 2024

2Littelfuse, Inc. © 2024 Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s ("Littelfuse" or the "Company") current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward- looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 30, 2023. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 30, 2023, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales (decline) growth, adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, free cash flow, and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that consolidated net leverage ratio is a useful measure of its credit position. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. DISCLAIMERS

BUSINESS UPDATE Dave Heinzmann, President & CEO

4Littelfuse, Inc. © 2024 EXECUTIVE SUMMARY Resilient & diversified business model  Solid Q3 execution drives results above expectations  Q3 Adjusted EPS exceeded the high end of guidance  Strong cash generation, continued balance sheet flexibility  Meaningful new business wins across global customer base  Delivering on profitability initiatives  Sequential margin expansion across all three segments  Experienced teams executing on operational & structural actions  Well positioned to deliver long-term growth strategy  Strong track record & commitment to execution  Unique portfolio & broad exposure to secular growth themes

5Littelfuse, Inc. © 2024 2021 – 2025 GROWTH STRATEGY EMPOWERING A SUSTAINABLE, CONNECTED, AND SAFER WORLD Our capabilities, investments & diversification deliver significant value

6Littelfuse, Inc. © 2024 ELECTRONICS END MARKETS PRODUCT LEADERSHIP, DIVERSE CUSTOMER REACH  Continued solid data center & medical demand; ongoing subdued demand across consumer products, appliance & building technology applications  Healthy design-in activity through cycle  Momentum supports long term growth trajectory  Broad & innovative solutions continue to gain traction with our global customer base  NA & China gaming application wins  Multi-region wins for various medical applications  Diversified wins across data center, telecom & appliances Q3 2024 Highlights

7Littelfuse, Inc. © 2024 TRANSPORTATION END MARKETS BALANCED CAPABILITIES, GLOBAL PARTNERSHIPS  Benefiting from global scale & strong customer relationships  Balanced portfolio serving extensive range of transportation applications  Strong execution amid ongoing soft end market dynamics  Delivering meaningful wins globally with broad customer reach  Multiple wins within electrification systems for key customers  Global low voltage wins showcase product leadership  Diverse commercial vehicle wins across construction equipment, agriculture & specialty vehicles Q3 2024 Highlights

8Littelfuse, Inc. © 2024 INDUSTRIAL END MARKETS INNOVATIVE SOLUTIONS, BROAD EXPERTISE  Continued end demand softness driven by industrial equipment, factory automation, motor drives & renewables  More pronounced impact on power semiconductor business  Ongoing signs of recovery in HVAC; continued traction in Industrial Safety  Next generation applications driving broad wins  Multiple wins for solar customers in Europe  Commercial HVAC wins in NA  Global wins across diverse applications highlighted by commercial EV charging infrastructure & mining Q3 2024 Highlights

FINANCIAL UPDATE Meenal Sethna, EVP & CFO

10Littelfuse, Inc. © 2024 Q3 2024 TOTAL COMPANY FINANCIAL PERFORMANCE $2.32$2.30GAAP EPS $2.71$2.97Adj. EPS 21.7%22.0%Adj. EBITDA% $607 $567 Q3-23 Q3-24 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation Highlights  Revenue (-7%) vs PY (Reported & Organic)  ~2% portfolio pruning headwind GAAP op margin 15.5%; Adjusted op margin 15.9%  Lower volumes offset by operational execution  80bps benefit from FX & commodities  Effective tax rate: GAAP 25.3%; Adj. 24.3% Q3 Op cash flow $80m; Free cash flow $65m  YTD: Free cash flow $157m, 103% conversion rate

11Littelfuse, Inc. © 2024 CASH GENERATION & CAPITAL DEPLOYMENT  Well-positioned business model & execution drive robust long- term cash generation  Disciplined approach to working capital management  Strong balance sheet supports capital deployment strategy  Net leverage ratio ~1.6x  Prioritizing growth investments  YTD capital deployment - returned $91m to shareholders  $41m via share repurchase  $50m dividend payout  Consistent prioritization of capital deployment  Organic investments  Strategic acquisitions  Dividends and share repurchases See appendix for GAAP to non-GAAP reconciliation Driving long-term shareholder value

Q3 2024 ELECTRONICS SEGMENT

FINANCIAL PERFORMANCE

(in millions)

Revenue


$344
$304

	Q3-23	Q3-24
Op Margin	**22.4%**	**16.1%**
Adj. EBITDA%	**28.1%**	**22.6%**

Highlights

- Revenue: (-12%) vs PY (Reported & Organic)
  - Passive products flat vs PY
  - Semiconductor (-21%)
- Normalizing channel inventories amid continued soft demand; further industrial softness impacting semiconductor business
- Portfolio diversification efforts, execution offset by lower semiconductor volumes

See appendix for GAAP to non-GAAP reconciliation

Littelfuse
Expertise Applied | Answers Delivered

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Q3 2024 TRANSPORTATION SEGMENT
FINANCIAL PERFORMANCE

(in millions)

Revenue


$177
$171
Q3-23
Q3-24

	Q3-23	Q3-24
Op Margin	**5.5%**	**13.7%**
Adj. EBITDA%	**11.2%**	**19.0%**

Highlights

- Revenue: (-3%) vs PY (Reported & Organic)
  - ~5% portfolio pruning headwind
- Passenger vehicle business (-7%) vs PY (Reported & Organic)
  - Growth in China more than offset by weaker NA and Europe
- Commercial vehicle business 1% vs PY (Reported); Flat vs PY (Organic)
  - Pricing and order strength offset by ongoing product line pruning and soft end demand
- Pricing, pruning initiatives & cost reduction actions driving improved profitability
  - Sequential improvements op margin +470bps, adj. EBITDA margin +460bps

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2024 13

Q3 2024 INDUSTRIAL SEGMENT
FINANCIAL PERFORMANCE

(in millions)

Revenue


$86
$92

	Q3-23	Q3-24
Op Margin	**15.3%**	**19.3%**
Adj. EBITDA%	**20.1%**	**23.8%**

Highlights

- Revenue: +7% vs PY (Reported & Organic)
  - Continued HVAC recovery, industrial safety growth and data center momentum
  - Ongoing end market softness...Renewables, EV infrastructure, factory automation
- Footprint optimization initiatives, execution driving margin expansion
  - Sequential improvements op margin +790bps, adj. EBITDA margin +780bps

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2024
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15Littelfuse, Inc. © 2024 Q4 2024 GUIDANCE  Macro view…further softening in industrial & automotive end markets, muted electronics demand  Passive electronics channel inventories have normalized, protection returning to normal  Ongoing cautious order patterns  Sales $510m - $540m  Down (-7%) sequential, (-2%) vs PY  Seasonally sequential declines across all segments  Product line pruning impact of 2%; 6% to Transportation segment  Adj. EPS $1.90 - $2.10  Expected adj. effective tax rate ~14% (in millions) See appendix for GAAP to non-GAAP reconciliation $534 $567 $540 - $510 Q4-23 Q3-24 Q4-24 Revenue $1.90 - $2.10$2.02 $2.71Adj. EPS -$1.71 $2.32GAAP EPS Highlights

FULL YEAR 2024 CONSIDERATIONS / EXPECTATIONS

- FY Pruning impact…(-2%) Company, (-5%) Transportation Segment (heavier Comm. Vehicle)

- FY '24 margin expectations driven by ongoing operational execution, offset by continued soft end demand
  - Company adj. operating margin ~13%
  - FY'24 by segment…Electronics mid-teens; Industrial low-teens; Transportation high single-digits

- F/X & Commodities: Neutral to sales; ~($0.20) EPS, (-40bps) margin headwind at current rates

- Other Assumptions
  - $63m amortization expense
  - $39m interest expense; expect to offset ~2/3 with interest income from cash investment strategies
  - Adj. effective tax rate ~21.5%

- Expect ~100% free cash flow conversion
  - Projecting ~$90m investment in capital expenditures

Littelfuse
Expertise Applied | Answers Delivered

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17Littelfuse, Inc. © 2024 DIVERSIFICATION OF TECHNOLOGIES, END MARKETS & GEOGRAPHIES DELIVERS DOUBLE-DIGIT REVENUE & EARNINGS CAGR '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 Revenue (M$) Adjusted EPS 15-year* CAGR: Sales +10% EPS +18% Strong track record of top tier financial performance  Expanding leadership in core markets while prioritizing strategic investments to bolster diversified portfolio  Flexible cost structure drives improved profitability through cycles  Proven team with history of successfully executing through dynamic environments *2008 - 2023

18Littelfuse, Inc. © 2024 Appendix

19Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION Non-GAAP EPS reconciliation YTD-23YTD-24Q3-23Q3-24 $ 8.63$ 6.07$ 2.30$ 2.32GAAP diluted EPS 1.090.370.670.39EPS impact of Non-GAAP adjustments (below) $ 9.72$ 6.44$ 2.97$ 2.71Adjusted diluted EPS Non-GAAP adjustments - (income) / expense ( in millions) YTD-23YTD-24Q3-23Q3-24 $ 9.0$ 2.8$ 1.8$ 1.0Acquisition-related and integration costs (a) 13.210.34.51.8Restructuring, impairment and other charges (b) —(1.5)—(0.5)Gain on sale of fixed assets (c) 22.211.66.32.3Non-GAAP adjustments to operating income (0.2)(0.3)——Other income, net (d) 8.74.311.89.6Non-operating foreign exchange loss 30.715.618.111.9Non-GAAP adjustments to income before income taxes 3.26.21.22.1Income taxes (e) $ 27.5$ 9.4$ 16.9$ 9.8Non-GAAP adjustments to net income $ 1.09$ 0.37$ 0.67$ 0.39Total EPS impact Note: Total will not always foot due to rounding. (a) reflected in selling, general and administrative expenses ("SG&A"). (b) reflected in restructuring, impairment and other charges. (c) 2024 amount reflected a gain of $0.5 million ($1.5 million year-to-date) recorded for the sale of a land use right within the Electronics segment and a gain of $1.0 million for the sale of two buildings within the Transportation segment. (d) 2024 year-to-date also included a reversal of $0.5 million for an asset retirement obligation charge related the disposal of a business in 2019 and $0.2 million increase in coal mining reserves. 2023 amount included $0.2 million gain from the sale of a building within the Electronics segment. (e) reflected the tax impact associated with the non-GAAP adjustments.

20Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT'D Adjusted operating margin / Adjusted EBITDA reconciliation (in millions) YTD-23YTD-24Q3-23Q3-24 $ 216.6$ 152.0$ 57.8$ 58.1Net income Add: 53.042.617.519.7Income taxes 29.829.410.19.8Interest expense 8.74.311.89.6Foreign exchange loss (11.8)(19.9)(3.5)(9.3)Other income, net $ 296.3$ 208.3$ 93.6$ 87.8GAAP operating income 22.211.66.32.3Non-GAAP adjustments to operating income $ 318.5$ 219.9$ 99.9$ 90.1Adjusted operating income 49.847.416.015.9Amortization of intangibles 53.551.017.917.3Depreciation expense $ 421.8$ 318.3$ 133.8$ 123.3Adjusted EBITDA $ 1,828.9$ 1,661.3$ 607.1$ 567.4Net sales 11.8%9.1%9.5%10.2 %Net income as a percentage of net sales 16.2%12.5%15.4%15.5 %Operating margin 17.4%13.2%16.5%15.9 %Adjusted operating margin 23.1%19.2%22.0%21.7 %Adjusted EBITDA margin

SUPPLEMENTAL FINANCIAL INFORMATION CONT'D

Adjusted EBITDA by Segment (in millions)	Q3-24			Q3-23		
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$ 48.9	$ 23.5	$ 17.7	$ 77.0	$ 9.7	$ 13.2
Add:						
Add back amortization	9.9	3.4	2.6	9.8	3.6	2.6
Add back depreciation	10.1	5.7	1.5	9.8	6.6	1.5
Adjusted EBITDA	$ 68.9	$ 32.6	$ 21.8	$ 96.6	$ 19.9	$ 17.3
Adjusted EBITDA Margin	22.6 %	19.0 %	23.8 %	28.1 %	11.2 %	20.1 %

	Q3-24			Q3-23		
Net sales (in thousands)	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
Electronics – Semiconductor	$ 151,954	$ —	$ —	$ 191,523	$ —	$ —
Electronics – Passive Products and Sensors	152,234	—	—	152,410	—	—
Commercial Vehicle Products	—	82,077	—	—	81,290	—
Passenger Car Products	—	71,299	—	—	72,524	—
Automotive Sensors	—	18,005	—	—	23,205	—
Industrial Products	—	—	91,821	—	—	86,119
Total	$ 304,188	$ 171,381	$ 91,821	$ 343,933	$ 177,019	$ 86,119

Littelfuse
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Littelfuse, Inc. © 2024 21

SUPPLEMENTAL FINANCIAL INFORMATION CONT'D

Net sales reconciliation	**Q3-24 vs. Q3-23**			
	Electronics	Transportation	Industrial	Total
Net sales (decline) growth	(12)%	(3)%	7 %	(7)%
Less:				
FX impact	— %	— %	— %	— %
Organic net sales (decline) growth	(12)%	(3)%	7 %	(7)%

Electronics segment net sales reconciliation	**Q3-24 vs. Q3-23**		
	Electronics – Semiconductor	Electronics – Passive Products and Sensors	Total Electronics
Net sales decline	(21)%	— %	(12)%
Less:			
FX impact	— %	— %	— %
Organic net sales decline	(21)%	— %	(12)%

Transportation segment net sales reconciliation	**Q3-24 vs. Q3-23**			
	Commercial Vehicle Products	Passenger Car Products (1)	Auto Sensor Products (1)	Total Transportation
Net sales growth (decline)	1 %	(2)%	(22)%	(3)%
Less:				
FX impact	— %	— %	1 %	— %
Organic net sales growth(decline)	1 %	(2)%	(23)%	(3)%

(1) Passenger vehicle business (PVB) includes passenger car and auto sensor products.

Littelfuse
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23Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT'D Q2-24% (Decline)/Growth20232024 Operating Margin (7.7)%22.8%15.1 %Electronics 4.5%4.5%9.0 %Transportation (5.4)%16.8%11.4 %Industrial Q2-24Adjusted EBITDA by Segment ( in millions) IndustrialTransportationElectronics $ 9.5$ 15.2$ 46.2GAAP operating income Add: 2.63.39.8Add back amortization 1.35.810.0Add back depreciation $ 13.4$ 24.3$ 66.0Adjusted EBITDA 16.0%14.4%21.6 %Adjusted EBITDA Margin

24Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT'D Income tax reconciliation Q3-23Q3-24 $ 17.5$ 19.7Income taxes 23.3%25.3 %Effective rate 1.22.1Non-GAAP adjustments - income taxes $ 18.7$ 21.8Adjusted income taxes 20.0%24.3 %Adjusted effective rate Free cash flow reconciliation Q3-23Q3-24 $ 161.5$ 80.4Net cash provided by operating activities (21.7)(15.4)Less: Purchases of property, plant and equipment $ 139.8$ 65.0Free cash flow

25Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT'D As of September 28, 2024Consolidated Total Debt $ 867.7Consolidated Total Debt 3.0Unamortized debt issuance costs 0.4Finance lease liability 871.1Consolidated funded indebtedness 135.5Cash held in U.S. (up to $400 million) $ 735.6Net debt Twelve Months Ended September 28, 2024Consolidated EBITDA $ 194.8Net Income 39.4Interest expense 58.7Income taxes 69.1Depreciation 63.4Amortization Non-cash additions: 25.2Stock-based compensation expense (2.6)Unrealized loss on investments 1.0Impairment charges (0.2)Other $ 448.8Consolidated EBITDA (1) 1.6xConsolidated Net Leverage Ratio (as defined in the Credit Agreement) * * Our Credit Agreement and Private Placement Note with maturities ranging from 2024 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered. The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries). (1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

26Littelfuse, Inc. © 2024 SUPPLEMENTAL FINANCIAL INFORMATION CONT'D Non-GAAP EPS reconciliation Q4-23 $ 1.71GAAP diluted EPS 0.31EPS impact of Non-GAAP adjustments (below) $ 2.02Adjusted diluted EPS Non-GAAP adjustments - (income) / expense ( in millions) Q4-23 $ 2.7Acquisition-related and integration costs (a) 3.3Restructuring, impairment and other charges (b) 6.0Non-GAAP adjustments to operating income 3.6Non-operating foreign exchange loss 9.6Non-GAAP adjustments to income before income taxes 1.8Income taxes (c) $ 7.8Non-GAAP adjustments to net income 0.31Total EPS impact Note: Total will not always foot due to rounding. (a) reflected in selling, general and administrative expenses ("SG&A"). (b) reflected in restructuring, impairment and other charges. (c) reflected the tax impact associated with the non-GAAP adjustments.